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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                               September 13, 2000


                                Cabot Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                        1-5667                           04-2271897
-----------------------------      ------------------------        ----------------------------
(State or other jurisdiction)      (Commission File Number)       (IRS Employer Identification)


         Suite 1300, Two Seaport Lane, Boston, Massachusetts 02210-2019
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                               Page 1 of 4 Pages

                         Exhibit Index Appears at Page 4

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Item 5.  Other Events.
         ------------

     On or about September 13, 2000, Cabot Corporation issued an Information Statement relating to its spin-off of Cabot Microelectronic Corporation ("CMC"). The Information Statement contains a description of the terms of the spin-off and information relating to CMC, and is attached as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c) Exhibits

         The following exhibits are filed herewith:

         99.1     Information Statement dated September 13, 2000.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CABOT CORPORATION



                                           By: /s/ Robert L. Culver
                                             --------------------------------
                                              Executive Vice President and
                                              Chief Financial Officer


Date:  September 14, 2000



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                                INDEX TO EXHIBITS

Exhibit
Number        Title                                                    Page
------        -----                                                    ----

99.1          Information Statement dated September 13, 2000.









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